                          REGISTRATION RIGHTS AGREEMENT

                  REGISTRATION RIGHTS AGREEMENT (the "Agreement") entered into and effective as of April 30, 1997 between Highlands Insurance Group, Inc., a Delaware corporation (the "Company") and American Re-Insurance Company, a Delaware insurance company ("Am-Re").

                              W I T N E S S E T H:

                  WHEREAS, Vik Brothers Insurance, Inc., an Indiana corporation ("VBI"), the Company and Highlands Acquisition Corp., a subsidiary of the Company ("HAC"), have entered into an amended and restated merger agreement (as so amended and restated and as supplemented, extended or otherwise modified from time to time, the "Merger Agreement"), dated as of February 13, 1997, pursuant to which HAC and VBI are merging (the "Merger") as of the date hereof with VBI being the surviving corporation of the Merger;

                  WHEREAS, as a result of the consummation of the Merger, Am-Re is receiving shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company; and

                  WHEREAS, in connection with and as a condition to the consummation of the Merger, the parties hereto have entered into this Agreement in order to define certain rights, duties and obligations of such parties.

                  NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

                  1. Definitions. Except as otherwise set forth below, terms defined in the Stockholders Agreement (as defined below) are used herein as therein defined.

                  "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized by law to close.

                  "Common Stock Equivalents" means (without duplication with any other Common Stock or Common Stock Equivalents) rights, warrants, options, convertible securities or exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Fully-Diluted Common Stock" means, at any time, the then outstanding shares of Common Stock plus (without duplication) all shares of Common Stock issuable, whether at such time or upon the passage of time or the occurrence of some future event, upon the exercise, conversion or exchange of all then-outstanding Common Stock Equivalents.

                  "Holder" means any Person who holds Registrable Securities.

                  "Indemnified Party" has the meaning set forth in Section 8(c) below.

                  "Indemnifying Party" has the meaning set forth in Section 8(c) below.

                  "Material Adverse Effect" has the meaning set forth in Section 2(d) below.

                  "Registrable Securities" means the Common Stock issued to Am-Re pursuant to the Merger Agreement, any other Common Stock beneficially owned by Am-Re and any other securities issuable with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided that

                  (1) any Registrable Security will cease to be a Registrable Security when (a) a registration statement covering such Registrable Security has been declared effective by the SEC and it has been disposed of pursuant to such effective registration statement, (b) it is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or (c) (i) it has been otherwise transferred and (ii) the Company has delivered a new certificate or other evidence of ownership for it not bearing the legend pertaining to the Securities Act required pursuant to Section 6.4 of the Stockholders Agreement and (iii) it may be resold without subsequent registration under the Securities Act;

                  (2) with respect to any Demand Registration, Registrable Securities shall only include such Registrable Securities which any Requesting Holder could not otherwise sell pursuant to Rule 144 under the Securities Act, without restriction as a result of volume limitations, whether under subsection (k) of Rule 144 or otherwise.

                  "Registration Expenses" has the meaning set forth in Section 7 below.

                  "Requesting Holder" means any Holder who makes a Demand
Request.

                  "Selling Holder" means a Holder who is selling Registrable Securities pursuant to a registration statement under the Securities Act.

                  "Stockholders Agreement" means the Stockholders Agreement, dated as of the date hereof, among the Company, Insurance Partners, L.P., Insurance Partners Offshore (Bermuda), L.P. and, Erik M. Vik, The Scandinavia Company, Inc. and Manoeuvre Ltd.

                  "Underwriter" means a securities dealer which purchases any Registrable Securities as principal and not as part of such dealer's market-making activities.

                  2. Demand Registration. (a) Request for Registration. Am-Re may make a written request of the Company (a "Demand Request") for registration under the Securities Act (a "Demand Registration") of all or part of its Registrable Securities. Such Demand Request shall specify the number of shares of Registrable Securities proposed to be sold. Upon any such Demand Request, the Company will promptly, but in any event within 15 days, give written notice thereof (the "Demand Registration Notice") to all Holders of Registrable Securities and subject to Section 4(c), the Company shall file the Demand Registration promptly, but in any event within 60 days after receiving a Demand Request (the "Required Filing Date") covering the Registrable Securities covered by the Demand Request and all other Registrable Securities which the Company has been requested to register by the Holders thereof by written request given to the Company within 20 days after the giving of the Demand Registration Notice, all to the extent required to permit the disposition of the Registrable Securities so to be registered in accordance with the intended method or methods of disposition of each seller of such Registrable Securities and shall use its best efforts to cause the same to be declared effective by the SEC as promptly as practicable after such filing; provided that the Company need effect only one Demand Registration in the aggregate pursuant hereto.

                  (b) Effective Registration and Expenses. A registration made pursuant to a Demand Request will not count as a Demand Registration until it has become effective with respect to all of the Registrable Securities whose registration was requested pursuant to such Demand Request or (i) if, within 180 days after the registration relating to such Demand Request has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason and the Company fails to have such stop order, injunction or other order or requirement removed, withdrawn or resolved to the Vik Parties' reasonable satisfaction or (ii) the conditions to closing speci fied in any purchase agreement or indemnity agreement entered into in connection with the registration relating to such Demand Request are not satisfied (other than as a result of a default or breach thereunder by any of the Holders), and such closing does not occur as a result thereof.

                  (c) Selection of Underwriters. If the offering of Registrable Securities pursuant to a Demand Registration shall be in the form of a "firm commitment" underwritten offering, the Requesting Holders of a majority of the shares of Registrable Securities to be registered in a Demand Registration (the "Majority Requesting Holders") shall select the book-running managing Underwriter or Underwriters (the "Managing Underwriter") and such additional Underwriters to be used in connection with the offering, provided that the selection of the Managing Underwriter shall be subject to the consent of the Company, which consent shall not be unreasonably withheld.

                  (d) Priority on Demand Registrations. No securities to be sold for the account of any Person (including the Company) other than a Requesting Holder shall be included in a Demand Registration relating to a "firm commitment" underwritten offering if the Managing Underwriter shall advise the Requesting Holders and the Company in writing that the inclusion of such securities would materially and adversely affect the price or success of the offering (a "Material Adverse Effect"). Furthermore, in the event that the Managing Underwriter shall advise the Requesting Holders that even after exclusion of all securities of other Persons pursuant to the immediately preceding sentence, the amount of Registrable Securities proposed to be included in such Demand Registration by Requesting Holders would be sufficiently large to cause a Material Adverse Effect, the Registrable Securities of Requesting Holders to be included in such Demand Registration shall be allocated pro rata among the Requesting Holders on the basis of the number of shares of Registrable Securities requested to be included in such registration by each such Requesting Holder.

                  3. Piggy-Back Registration. (a) Subject to the provisions of this Agreement, if the Company proposes to file a registration statement under the Securities Act with respect to an offering of any equity securities (as such term is defined in Section 3(a) of the Exchange Act) by the Company, whether or not for its own account, and the registration form to be used may be used for the registration of the Registrable Securities, then the Company shall give prompt written notice of such proposed filing to Holders of the Registrable Securities. Upon the written request of any such Holder made within 20 days after the receipt of any such notice, subject to Section 3(b) hereof, the Company shall include in each such registration (a "Piggyback Registration") all Registrable Securities requested to be included in the registration for such offering.

                  (b) The Company shall use its best efforts to cause the Managing Underwriter of a proposed underwritten offering to permit the Registrable Securities requested by the Holder thereof to be included in the registration statement for such offering under Section 3(a) or pursuant to other piggyback registration rights granted by the Company to such Holder ("Piggyback Securities"), to be included on the same terms and conditions as any similar securities included therein. Notwithstanding the foregoing, the Company shall not be required to include such Holder's Piggyback Securities in such offering if the Managing Underwriter of a proposed underwritten offering advises the Company and the holders of Piggyback Securities in writing that in its opinion the total amount of securities, including Piggyback Securities and the securities of any other Person who has requested the inclusion thereof in the registration statement for such offering pursuant to any contractual "piggyback" rights of such Person, to be included in such offering exceeds the number which can be sold in such offering without causing a Material Adverse Effect. If the Managing Underwriter so advises the Company, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering without causing a Material Adverse Effect, first the securities being sold by the Company, and next any other securities pro rata among the holders of Piggyback Securities and any other Person which possesses comparable contractual "piggyback" registration rights on the basis of the number of shares of Fully-Diluted Common Stock requested to be included in such registration by each such Person.

                  (c) No registration effected under this Section 3 shall relieve the Company from its obligation to effect registrations under Section 2.

                  4. Holdback Agreements. (a) Restrictions on Public Sale by Holder of Registrable Securities. Each Holder of Registrable Securities (whether or not such Registrable Securities are included in a registration statement pursuant hereto) agrees not to effect any public sale or distribution of the issue being registered or of any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, during the 7 days prior to, and during the 90-day period beginning on the effective date of a registration statement with respect to any securities of the Company except as part of such registration if and to the extent requested by the Company in the case of a non-underwritten public offering or if and to the extent requested by the Managing Underwriter in the case of an underwritten public offering.

                  (b) Restrictions on Public Sale by the Company and Others. The Company agrees (i) not to effect any public sale or distribution of any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities, during the 7 days prior to, and during the 90-day period beginning on, the effective date of any registration statement which includes Registrable Securities (unless such sale or distribution is pursuant to such registration statement and either (A) the Holders of a majority of the shares of Registrable Securities to be included in such registration statement consent or (B) Holders are participating pursuant to Section 3 hereof in such registration statement, such registration statement was filed by the Company with respect to the sale of securities by the Company and no Holder is simultaneously participating in a registration statement pursuant to Section 2 hereof); and (ii) that any agreement entered into after the date of the Agreement pursuant to which the Company issues or agrees to issue any privately placed securities shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during the period described in (i) above, including a sale pursuant to Rule 144 under the Securities Act (except as part of any such registration, if permitted); provided, however, that the provisions of this paragraph (b) shall not prevent the conversion or exchange of any securities of the Company pursuant to their terms into or for other securities.

                  (c) Deferral of Filing. The Company may defer the filing of a registration statement required by Section 2 until a date not later than 90 days after the Required Filing Date (or, if longer, 90 days after the effective date of the registration statement contemplated by clause (ii) below) if (i) at the time the Company receives the Demand Request, the Company or its Subsidiaries are engaged in confidential negotiations or other confidential business activities or developments (such negotiations, activities or developments referred to herein as "Pending Matters"), disclosure of which may, in the good faith judgment of the Board of Directors, materially and adversely affect the Company (and the Company shall use its best efforts to resolve such Pending Matters as soon as possible), or (ii) prior to receiving the Demand Request, the Board of Directors had been considering a registered underwritten public offering of the Company's securities for the Company's account and the Board of Directors determines, in its good faith judgment, after consultation with a firm of nationally recognized underwriters, that there will be a Material Adverse Effect on the proposed public offering; provided, however, that the aggregate number of days such filings are so deferred may not exceed 120 days during any consecutive 360 day period. A deferral of the filing of a registration statement pursuant to this Section 4(c) shall be lifted, and the requested registration statement shall be filed forthwith, if, in the case of a deferral pursuant to clause (i) of the preceding sentence, the negotiations, other activities or developments are publicly disclosed or terminated, or, in the case of a deferral pursuant to clause (ii) of the preceding sentence, the proposed registration for the Company's account is abandoned. In order to defer the filing of a registration statement pursuant to this Section 4(c), the Company shall promptly, upon determining to seek such deferral, deliver to each Requesting Holder a certificate signed by the President of the Company stating that the Company is deferring such filing pursuant to this Section 4(c). Within five days after receiving such certificate, the Holders of a majority of the Registrable Securities held by the Requesting Holders and for which registration was previously requested may withdraw such request by giving notice to the Company; if withdrawn, the Demand Request shall be deemed not to have been made for all purposes of this Agreement.

                  5. Registration Procedures. Whenever the Holders have requested that any Registrable Securities be registered pursuant to Section 2 or 3 hereof, the Company will, at its expense, use its best efforts to effect the registration and the sale of such Registrable Securities under the Securities Act in accordance with the intended method of disposition thereof, and in connection with any such request, the Company will (subject to Section 4(c) hereof):

                  (a) prepare and, as soon as practicable, but in any event within 60 days after notice is given by the Company to Holders pursuant to Sections 2(a) or 3(a), file with the SEC a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its best efforts to cause such filed registration statement to become effective under the Securities Act; provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to all Selling Holders and to one counsel reasonably acceptable to the Company selected by the Selling Holders, copies of all such documents proposed to be filed, which document will be subject to the review of and comment by such counsel;

                  (b) prepare and promptly file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period (except as provided in the last paragraph of this Section 5) of not less than 180 consecutive days or, if shorter, the period terminating when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Selling Holders thereof set forth in such registration statement;

                  (c) furnish to each such Selling Holder such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder;

                  (d) notify the Selling Holders promptly, and (if requested by any such Person) confirm such notice in writing, (i) when the registration statement or any post-effective amendment has become effective under the Securities Act and applicable state law, (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a registration statement or related prospectus or for additional information,
(iii) of the issuance by the SEC of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (v) of the happening of any event which makes any statement made in such registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such registration statement, prospectus or documents so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (e) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment;

                  (f) use its best efforts to cooperate with the Selling Holders and any Managing Underwriter to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depositary Trust Company; and enable such Registrable Securities to be registered in such names as the Managing Underwriter or Selling Holders request at least two business days prior to any sale of Registrable Securities;

                  (g) use its best efforts to register or qualify such Registrable Securities as promptly as practicable under such other securities or blue sky laws of such jurisdictions as any Selling Holder or Managing Underwriter reasonably (in light of the intended plan of distribution) requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Selling Holder or Managing Underwriter to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Selling Holder; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (g), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

                  (h) use its best efforts to cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holder thereof to consummate the disposition of such Registrable Securities;

                  (i) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

                  (j) furnish to each Selling Holder an opinion of counsel to the Company, dated the effective date of the registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement) and a comfort letter from the Company's independent public accountants, dated the effective date of such registration statement (and if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement) in customary form and covering such matters of the type customarily covered by comfort letters and such other matters as the Selling Holders of a majority of the shares of Registrable Securities being sold or the Managing Underwriter reasonably requests;

                  (k) make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of twelve months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

                  (l) use its best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed or quoted on any inter-dealer quotation system on which similar securities issued by the Company are then quoted;

                  (m) if any event contemplated by Section 5(d)(v) above shall occur, as promptly as practicable prepare a supplement or amendment or post-effective amendment to such registration statement or the related prospectus or any document incorporated therein by reference or promptly file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

                  (n) cooperate and assist in any filing required to be made with the National Association of Securities Dealers, Inc. and in the performance of any reasonable due diligence investigation by any underwriter.

                  The Company may require each Selling Holder to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as it may from time to time reasonably request and such other information as may be legally required in connection with such registration. Notwithstanding anything herein to the contrary, the Company shall have the right to exclude from any offering the Registrable Securities of any Selling Holder who does not comply with the provisions of the immediately preceding sentence.

                  Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(d)(v) hereof, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable

Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5(d)(v) hereof, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies, then in such Selling Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 5(b) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 5(d)(v) hereof to the date when the Company shall make available to the Selling Holders of Registrable Securities covered by such registration statement a prospectus supplemented or amended to conform with the requirements of Section 5(d)(v) hereof.

                  6. Underwriting Agreement. (a) If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under Section 2 or 3, the Company shall enter into an underwriting agreement with the underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Selling Holders, the Managing Underwriter and the Company and to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in
Section 8. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the agreements on the part of, the Company to and for the benefit of such underwriters be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall also be conditions precedent to the obligations of such holders of Registrable Securities.

                  (b) No underwriting agreement referred to in Section 6(a) above (or other agreement in connection with such offering) shall require any holder of Registrable Securities to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, the ownership of such holder's Registrable Securities and such holder's intended method or methods of disposition and any other representation required by law or to furnish any indemnity to any Person which is broader than the indemnity furnished by such holder in Section 8(b).

                  7. Registration Expenses. (a) In connection with any registration statement required to be filed hereunder, the Company shall pay the following registration expenses (the "Registration Expenses"): (i) all registration and filing fees (including, without limitation, with respect to filings to be made with the National Association of Securities Dealers, Inc.),
(ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) word processing, duplicating and printing expenses, (iv) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) transfer agents', trustees', depositories', registrars' and fiscal agents' fees, (vi) the fees and expenses incurred in connection with the listing on an exchange of the Registrable Securities, (vii) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters requested pursuant to Section 5(j) hereof), (viii) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, (ix) the reasonable fees and disbursements of any one counsel retained by the Selling Holders and (x) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting fees, discounts and commissions and transfer taxes, if any.

                  8. Indemnification; Contribution. (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Selling Holder, each Person, if any, who controls such Selling Holder within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, and the officers, directors, agents, general and limited partners, and employees of each Selling Holder and each such controlling person from and against any and all losses, claims, damages, liabilities, and reasonable expenses (including reasonable costs of investigation) directly or indirectly arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or reasonable expenses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished to the Company by such Selling Holder or on such Selling Holder's behalf expressly for use therein; and the Company will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by them in connection with enforcing its rights hereunder, provided, however, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this paragraph shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus was not sent or given to the Persons asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that (i)(A) it was the responsibility of such Selling Holder to provide such person with a current copy of the prospectus, (B) such Selling Holder was provided with a current copy of the prospectus prior to the written confirmation of sale and (C) such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage, liability or expense or (ii) the Selling Holder provided a prospectus to any Person in violation of the last paragraph of
Section 5 hereof.

                  (b) Indemnification by Holder of Registrable Securities. Each Selling Holder agrees to indemnify and hold harmless the Company, and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and the officers, directors, agents and employees of the Company and each such controlling Person to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with respect to written information furnished by such Selling Holder or on such Selling Holder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities. The liability of any Selling Holder under this Section 8(b) shall be limited to the net amount of proceeds received by such Selling Holder pursuant to the sale of Registrable Securities covered by such registration statement or prospectus.

                  (c) Conduct of Indemnification Proceedings. If any action or proceeding (including any governmental investigation) shall be brought or asserted against any Person entitled to indemnification under Section 8(a) or 8(b) above (an "Indemnified Party") in respect of which indemnity may be sought from any party who has agreed to provide such indemnification under Section 8(a) or 8(b) above (an "Indemnifying Party"), the Indemnified Party shall give prompt notice to the Indemnifying Party, provided that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 8, except to the extent that such Indemnifying Party is materially prejudiced by such failure to give notice. The Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all reasonable expenses of such defense. Such Indemnified Party shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party has agreed to pay such fees and expenses or

(ii) the Indemnifying Party fails promptly to assume the defense of such action or proceeding or fails to employ counsel reasonably satisfactory to such Indemnified Party or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and Indemnifying Party (or an Affiliate of the Indemnifying Party), and such Indemnified Party shall have been advised by counsel that there is a conflict of interest on the part of counsel employed by the Indemnifying Party to represent such Indemnified Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party). Notwithstanding the foregoing, the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable at any time for the fees and expenses of more than one separate firm of attorneys (together in each case with appropriate local counsel). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent (which consent will not be unreasonably withheld), but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Indemnifying Party shall indemnify and hold harmless such Indemnified Party from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. The Indemnifying Party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance satisfactory to the Indemnified Party, from all liability in respect of such action or proceeding for which such Indemnified Party would be entitled to indemnification hereunder.

                  (d) Contribution. If the indemnification provided for in this
Section 8 is unavailable to the Indemnified Parties in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities and judgments as between the Company on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  9. Participation in Underwritten Registrations. No Holder may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Person entitled hereunder to approve such arrangements, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement, and (c) if requested by another Person participating in such underwritten registration, provides that all securities convertible or exchangeable into Common Stock that are included in such underwritten registration shall be so converted or exchanged on or prior to the consummation thereof.

                  10. Miscellaneous. (a) Rule 144 etc. The Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (ii) any successor rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

                  (b) Amendment. Any provision of this Agreement may be altered, supplemented, amended, or waived only by the written consent of each of the parties hereto.

                  (c) Specific Performance. The parties hereto recognize that the obligations imposed on them in this Agreement are special, unique, and of extraordinary character, and that in the event of breach by any party, damages will be an insufficient remedy; consequently, it is agreed that the parties may have specific performance and injunctive relief (in addition to damages) as a remedy for the enforcement hereof, without proving damages.

                  (d) Assignment. Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. In addition, and provided that an express assignment shall have been made, a copy of which shall have been delivered to the Company, the provisions of this Agreement which are for the benefit of a holder of Registrable Securities shall be for the benefit of and enforceable by any subsequent holder of any Registrable Securities. Any purported assignment made in violation of this
Section 10(d) shall be void and of no force and effect.

                  (e) Notices. Any and all notices, designations, consents, offers, acceptances, or other communications provided for herein (each a "Notice") shall be given in writing by overnight courier, telegram, or telecopy (with receipt confirmed) which shall be addressed, or sent, to the respective addresses as follows (or such other address as any party may specify to the Company and all other parties by Notice):


The Company:

                  Highlands Insurance Group, Inc.
                  10370 Richmond Avenue
                  Houston, Texas 77042-4123
                  Attn: Secretary
                  Telecopy Number: (713) 952-0240

         Copy to:

                  Weil, Gotshal & Manges LLP
                  700 Louisiana, Suite 1600
                  Houston, Texas 77002
                  Attention: Steven D. Rubin
                  Telecopy Number: (713) 224-9511

Am-Re:

                  American Re-Insurance Company
                  College Road East
                  Princeton, New Jersey 08543-5241
                  Attention: George P. Judd
                  Telecopy Number (609) 243-4992

         Copy to::

                  LeBoeuf, Lamb, Greene & MacRae L.L.P.
                  125 West 57th Street
                  New York, New York   10019-5389
                  Attention:  Warren Ingbert
                  Telecopy Number: (212) 424-8500


All Notices shall be deemed effective and received (a) if given by telecopy, when such telecopy is transmitted to the telecopy number specified above and receipt thereof is confirmed; (b) if given by overnight courier, on the business day immediately following the day on which such Notice is delivered to a reputable overnight courier service; or (c) if given by telegram, when such Notice is delivered at the address specified above. No party shall be entitled to receive a Notice hereunder (or a copy of a Notice delivered to the Company) if, at the time such Notice is to be sent, such party (including its Affiliates and the employees of such party and its Affiliates) no longer owns any Registrable Securities.

                  (f) Counterparts. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed to be an original and which counterparts together shall constitute one and the same agreement of the parties hereto.

                  (g) Section Headings. Headings contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, or extend the scope or intent of this Agreement or any provisions hereof.

                  (h) No Punitive Damages; Waiver of Jury Trial; Prevailing Party's Fees and Expenses. The parties hereto agree to waive any and all rights to request or receive punitive damages in connection with any action or proceeding related to the subject matter of this Agreement. The parties hereto waive all right to trial by jury in any action or proceeding to enforce or defend any rights under this Registration Rights Agreement. The substantially prevailing party in any action or proceeding relating to this Agreement shall be entitled to receive an award of, and to recover from any non-prevailing party, any fees or expenses incurred by him or it (including, without limitation, fees and disbursements of such prevailing party's counsel) in connection with any such action or proceeding.

                  (i) Choice of Law. This Agreement will be governed by and construed and enforced in accordance with the laws of the State of Delaware (without regard to the principles of conflicts of law) applicable to a contract executed and to be performed in such state. Each of the parties hereto (i) agrees to submit to personal jurisdiction and to waive any objection as to venue in the State or federal courts located in the County of New Castle, State of Delaware, (ii) agrees that any action or proceeding shall be brought exclusively in such courts, unless subject matter jurisdiction or personal jurisdiction cannot be obtained, and (iii) agrees that service of process on any party in any such action shall be effective if made by registered or certified mail addressed to such party at the address specified herein, or to any party hereto at such other addresses as it or he may from time to time specify to the other parties in writing for such purpose. The exclusive choice of forum set forth in this
Section 9(i) shall not be deemed to preclude the enforcement of any judgment obtained in such forum or the taking of any action under this Agreement to enforce such judgment in any appropriate jurisdiction.

                  (j) Entire Agreement. This Agreement, together with the Stockholders Agreement, contains the entire understanding of the parties hereto respecting the subject matter hereof and supersedes all prior agreements, discussions and understandings with respect thereto.

                  (k) Cumulative Rights. The rights of the Parties and the Company under this Agreement are cumulative and in addition to all similar and other rights of the parties under other agreements.

                  (l) Severability. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

                  (m) Termination. This Agreement shall terminate on the tenth anniversary hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Registration Rights Agreement as of the date first above written.

                                            HIGHLANDS INSURANCE GROUP, INC.


                                         By: /s/ Charles J. Bachand
                                            ------------------------------------
                                            Name: Charles J. Bachand
                                            Title: Vice President and Treasurer


                                            AMERICAN RE-INSURANCE COMPANY


                                         By: /s/ Paul R. McDermott
                                            ------------------------------------
                                            Name: Paul R. McDermott
                                            Title: Senior Vice President